Exhibit 10.2
Execution Version

INCREMENTAL AMENDMENT AGREEMENT No. 1, dated as of September 1, 2015 (this “Amendment Agreement”), among TOWNSQUARE MEDIA, INC., a Delaware corporation (the “Borrower”), ROYAL BANK OF CANADA, as Administrative Agent, ROYAL BANK OF CANADA as the Incremental Term Lender (the “Incremental Term Lender”).
WHEREAS, reference is hereby made to the Credit Agreement dated as of April 1, 2015 (the “Credit Agreement”) among the Borrower, the Administrative Agent, the L/C Issuers from time to time party thereto, the Lenders from time to time party thereto and the various other parties thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement;

WHEREAS, pursuant to Section 2.19 of the Credit Agreement, the Borrower may, by notice to the Administrative Agent, request a Term Loan Increase (the loans thereunder, the “2015 Incremental Term Loans”);

WHEREAS, the Borrower has notified the Administrative Agent that it is requesting the borrowing of $45,000,000 of 2015 Incremental Term Loans (the “Increase”) pursuant to Section 2.19 of the Credit Agreement, which upon funding shall be in the form of a fungible increase to the Term Loans outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment Agreement (the “Existing Term Loans”) and shall have the same terms as the Existing Term Loans and subject to the conditions set for the herein and in the Credit Agreement.
WHEREAS the proceeds of the Increase will be used for working capital and general corporate and similar purposes and/or to make capital expenditures, Permitted Acquisitions, restricted payments, or refinancing of indebtedness including, without limitation, to finance the acquisition of North American Midway Entertainment, LLC (“NAME”), pursuant to that certain Securities Purchase Agreement, dated as of August 14, 2015, by and among Townsquare Live Events, LLC, the Borrower, Heartland Group LLC, Danny Huston and Jeffrey Blomsness (the “Acquisition Agreement”), and to pay any fees, expenses and transaction costs in connection with the foregoing (the incurrence of the 2015 Incremental Term Loans, and the purposes specified herein, the “Amendment Transactions”);
WHEREAS, the Incremental Term Lender has agreed to make the 2015 Incremental Term Loans on the terms set forth herein;
WHEREAS, pursuant to Section 2.19(f) of the Credit Agreement, the Borrower and the Administrative Agent may amend the Credit Agreement and the other Loan Documents to reflect, among other things, technical changes necessary or appropriate to give effect to the 2015 Incremental Term Loan and the Borrower and the Administrative Agent, together with the Incremental Term Lender, desire to amend the Credit Agreement pursuant to Section 2.19(f) (the “Incremental Amendments”) as set forth below; and
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. 2015 Incremental Term Loans.
(a)    Each party hereto agrees as follows:
(i)    the Incremental Term Lender shall be considered a Lender for all purposes under the Loan Documents on and from the Incremental Facility Closing Date (as defined herein);
(ii)    on the Incremental Facility Closing Date, the Incremental Term Lender agrees to be bound by the terms of the Loan Documents and to make 2015 Incremental Term Loans to the Lead Borrower in an aggregate principal amount of $45,000,000;
(iii)    the 2015 Incremental Term Loans shall have terms identical to the Existing Term Loans (including as to maturity) and will constitute Initial Term Loans for all purposes under the Credit Agreement, and the Existing Term Loans and the 2015 Incremental Term Loans will collectively comprise a single class of the Initial Term Loans;
(iv)    the aggregate principal amount of the 2015 Incremental Term Loans made under this Amendment Agreement shall be $45,000,000, which shall be made by the Incremental Term Lender to the Borrower with an initial Interest Period that commences on the Incremental Facility Closing Date and ends on the last day of the Interest Period applicable to the Existing Term Loans (and the Eurodollar Rate applicable to the 2015 Incremental Term Loans shall be the same rate applicable for the Existing Term Loans as of the Incremental Facility Closing Date);
(v)    the Borrower shall use the proceeds of the 2015 Incremental Term Loans as set forth in the recitals to this Amendment Agreement; and
(vi)    the parties shall treat the 2015 Incremental Term Loans as being fungible with the Existing Term Loans for U.S. federal income tax purposes.
(b)    Without limiting the generality of the foregoing and except as set forth in this Amendment Agreement, the 2015 Incremental Term Loans shall: (i) constitute Obligations and have all of the benefits thereof, (ii) have terms, rights, remedies, privileges and protections identical to those applicable to Initial Term Loans under the Credit Agreement and each of the other Loan Documents, (iii) be secured on a pari passu basis by the Liens granted to (I) the Collateral Agent for the benefit of the Secured Parties under the Guaranty and Security Agreement and/or (II) the Secured Parties in their capacity as such (or any of them) and (iv) be guaranteed by the Subsidiaries of the Borrower that guarantee the Initial Term Loans.
Section 2.    Incremental Amendments. Section 2.6(a) of the Credit Agreement shall be amended and restated in its entirety as follows:

Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Term Lenders (which Term Lenders shall include, for the avoidance of doubt, the Lenders holding any Term Loans outstanding immediately prior to the Incremental Facility Closing Date) (A) beginning on the Incremental Effective Date, in equal consecutive quarterly installments on the last Business Day of each March, June, September and December, an amount (subject to adjustment as provided in Sections 2.07 and 2.08 of the Credit Agreement) equal to $800,281.95 and (B) on the Maturity Date for the Initial Term Loans of each Class, the aggregate principal amount of all Initial Term Loans of such Class outstanding on such date. In the event any other Incremental Term Loans, Refinancing Term Loans or Extended Term Loans are made, such other Incremental Term Loans, Refinancing Term Loans or Extended Term Loans, as applicable, shall be repaid by the Borrower in the amounts and on the dates set forth in the Incremental Amendment, Refinancing Amendment or Extension Amendment with respect thereto and on the applicable Maturity Date thereof.
For the purposes of this Section 2.6(a), the following terms shall have the meanings set forth below:
“Incremental Facility Closing Date” shall have the meaning given to that term in the Incremental Amendment Agreement;
“Incremental Amendment Agreement” means the document entitled "Incremental Amendment Agreement No. 1" dated as of September 1, 2015 among the Borrower, the other Loan Parties party thereto, the Incremental Term Loan Lender (as defined therein) party thereto and the Administrative Agent; and
“2015 Incremental Term Loans” shall have the meaning given to that term in the Incremental Amendment Agreement.
Section 3.    Representations and Warranties. By its execution of this Amendment Agreement, each Loan Party party hereto represents and warrants to the Administrative Agent as of the Incremental Facility Closing Date (before and after giving effect to the Increase) that:
(a)    from and after its delivery to the Administrative Agent, this Amendment Agreement has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization moratorium or similar laws limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(b)    the execution, delivery and performance by such Loan Party of the Amendment Agreement is within such Loan Party’s corporate or similar powers, have been, at the time of execution thereof, duly authorized by all necessary corporate or similar action and do not (a) contravene the terms of any of such Person’s Constituent documents, or (b) violate any applicable Requirement of Law, except to the extent that such violation or contravention could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;
(c)    all representations and warranties set forth in any Loan Document are true and correct, both before and after giving effect to the 2015 Incremental Term Loans, in all material respects (but in all respects if such representation or warranty is qualified by “material” or “Material Adverse Effect”) on and as of the Incremental Facility Closing Date or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date and except that the representations and warranties contained in Section 4.4(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6.1(c) of the Credit Agreement, respectively, prior to the Incremental Facility Closing Date; and
(d)    no Default or Event of Default existed or occurred at the time of execution of the Acquisition Agreement or, at the time of execution of the Acquisition Agreement, would have resulted after giving effect to the Amendment Transactions, and no Event of Default under Section 9.1(a) or (e) of the Credit Agreement exists or has occurred and is continuing on and as of the Incremental Facility Closing Date or would result after giving effect to the Amendment Transactions.
Section 4.    Conditions to Effectiveness. The effectiveness of Sections 1 and 2 of this Amendment Agreement and the obligation of the Incremental Term Lender to make its 2015 Incremental Term Loans hereunder shall be subject to the satisfaction of the following conditions precedent (the date upon which Sections 1 and 2 of this Amendment Agreement become effective, the “Incremental Facility Closing Date”):
(a)    The Administrative Agent shall have received each of the following, each dated the Incremental Facility Closing Date unless otherwise indicated or agreed to by the Administrative Agent and each in form and substance reasonably satisfactory to the Administrative Agent:
(i)    from the Borrower, each other Loan Party and the Incremental Term Lender, duly signed counterparts of this Amendment Agreement;
(ii)    a Notice of Borrowing executed by the Borrower;
(iii)    a certificate of a Responsible Officer of the Borrower, certifying that the conditions listed in clauses (b), (c) and (e) below have been satisfied;
(iv)    a customary written opinion of Kirkland & Ellis LLP, counsel to the Borrower, addressed to the Administrative Agent, the L/C Issuers and the Lenders, and addressing such matters as the Administrative Agent may reasonably request;

(v)    either (x) a copy of each Constituent Document of the Borrower that is on file with any Governmental Authority in any jurisdiction, certified as of a recent date by such Governmental Authority or (y) confirmation from the Borrower that there has been no change to such Constituent Document since last delivered to the Administrative Agent on April 1, 2015, together with, if applicable, certificates attesting to the good standing of the Borrower in such jurisdiction;
(vi)    a certificate of the secretary or other officer of each Loan Party in charge of maintaining books and records of such Loan Party certifying as to (A) the names and signatures of each officer of such Loan Party authorized to execute and deliver this Amendment Agreement, (B) either (x) the Constituent Documents of such Loan Party attached to such certificate are complete and correct copies of such Constituent Documents as in effect on the date of such certification or (y) that there has been no change to such Constituent Document since last delivered to the Administrative Agent on April 1, 2015 and (C) the resolutions of such Loan Party’s board of directors or other appropriate governing body approving and authorizing the execution, delivery and performance of this Amendment Agreement; and
(vii)    a Pledge Amendment (as defined in the Guaranty and Security Agreement), duly executed by the Borrower and/or any existing Guarantor on the date hereof that acquires (A) any Pledged Certificated Stock (as defined in the Guaranty and Security Agreement), (B) any Pledged Debt Instruments (as defined in the Guaranty and Security Agreement) or (C) any new certificates and instruments evidencing Pledged Investment Property (as defined in the Guaranty and Security Agreement), in each case, in connection with the Amendment Transactions;
(b)    no Default or Event of Default existed or occurred at the time of execution of the Acquisition Agreement or, at the time of execution of the Acquisition Agreement, would have resulted after giving effect to the Amendment Transactions, and no Event of Default under Section 9.1(a) or (e) of the Credit Agreement exists or has occurred and is continuing on and as of the Incremental Facility Closing Date or would result after giving effect to the Amendment Transactions;
(c)    pursuant to Section 2.19(d)(ii)(B) and 2.19(d)(iii)(y), the Borrower and the Restricted Subsidiaries shall be in compliance on a Pro Forma Basis (excluding any cash constituting proceeds of the 2015 Incremental Term Loans) with a (1) First Lien Net Leverage Ratio of no greater than 4.00:100 and (2) Total Leverage Ratio of no greater than 6.00:1.00;
(d)    the Incremental Term Lender shall have received all fees and other amounts due and payable under Section 6 on, or contemporaneously with, the Incremental Facility Closing Date, to the extent invoiced at least one Business Day prior to such date, in each case, unless otherwise agreed between the Borrower and the Administrative Agent;
(e)    all representations and warranties set forth in any Loan Document are true and correct, both before and after giving effect to the 2015 Incremental Term Loans, in all material respects (but in all respects if such representation or warranty is qualified by “material” or “Material Adverse Effect”) on and as of the Incremental Facility Closing Date or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date and except that the representations and warranties contained in Section 4.4(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6.1(c) of the Credit Agreement, respectively, prior to the Incremental Facility Closing Date; and
(f)    The Administrative Agent shall be reasonably satisfied that, subject only to the funding of the 2015 Incremental Term Loans and the use of proceeds thereof, all obligations under NAME’s existing credit agreement with State Bank of Davis will have been paid in full and the related security interests and liens shall have been terminated and released, as evidenced by a payoff letter, UCC-3 termination statements and other releases, in each case satisfactory to the Administrative Agent.
Section 5.    Post-Closing Covenant. Notwithstanding anything to the contrary contained in this Incremental Amendment No. 1, and the other Loan Documents, the parties hereto acknowledge and agree that the Borrower shall take the actions specified below as promptly as reasonably practicable, and in any event within the periods after the Incremental Facility Closing Date specified herein:
(a)    The Administrative Agent shall have received each of the following within thirty (30) calendar days of the date of the Incremental Facility Closing Date (or such longer period as the Administrative Agent shall agree in its sole discretion) and each in form and substance reasonably satisfactory to the Administrative Agent:
(i)    a Joinder Agreement (as defined in the Guaranty and Security Agreement), duly executed by NAME and each of its subsidiaries that are required to become Guarantors (together with NAME, the “NAME Guarantors”);
(ii)    copies of recent UCC, Intellectual Property and other appropriate search reports and of all effective prior filings listed therein, together with evidence of the termination of such prior filings other than Permitted Liens and other documents with respect to the priority of the security interest of the Administrative Agent in the Collateral (other than filings relating to Permitted Liens), in each case as may be reasonably requested by the Administrative Agent;
(iii)    a duly executed counterpart of the Supplemental Perfection Certificate;

(iv)    short-form intellectual property security agreements and assignments required to be delivered pursuant to the Guaranty and Security Agreement and other documents that the Administrative Agent reasonably requests with respect thereto;
(v)    a customary written opinion of Kirkland & Ellis LLP, counsel to the Borrower, addressed to the Administrative Agent, the L/C Issuers and the Lenders, and addressing such matters as the Administrative Agent may reasonably request with respect to the joinder of the NAME Guarantors;
(vi)    a copy of each Constituent Document of each NAME Guarantor that is on file with any Governmental Authority in any jurisdiction, certified as of a recent date by such Governmental Authority, together with, if applicable, certificates attesting to the good standing of such NAME Guarantor in such jurisdiction; and
(vii)    a certificate of the secretary or other officer of each NAME Guarantor in charge of maintaining books and records of such NAME Guarantor certifying as to (A) the names and signatures of each officer of such NAME Guarantor authorized to execute and deliver this Amendment Agreement, (B) the Constituent Documents of such NAME Guarantor attached to such certificate are complete and correct copies of such Constituent Documents as in effect on the date of such certification and (C) the resolutions of such NAME Guarantor’s board of directors or other appropriate governing body approving and authorizing the execution, delivery and performance of this Amendment Agreement.
(b)    The Administrative Agent shall have received the following within ten (10) Business Days of the date of the Incremental Facility Closing Date (or such longer period as the Administrative Agent shall agree in its sole discretion) and each in form and substance reasonably satisfactory to the Administrative Agent:
(i)    from the Borrower and/or any of the existing Guarantors on the date hereof, in suitable form for transfer and in form and substance reasonably satisfactory to the Administrative Agent, (A) all Pledged Certificated Stock (as defined in the Guaranty and Security Agreement), (B) all Pledged Debt Instruments (as defined in the Guaranty and Security Agreement) and (C) all new certificates and instruments evidencing Pledged Investment Property (as defined in the Guaranty and Security Agreement), in each case, acquired in connection with the Amendment Transactions and accompanied by duly executed instruments of transfer or assignment in blank.
Section 6.    Fees.
(a)    The Borrower shall pay (or procure the payment of) the following to the Incremental Term Lender (i) any fees set out in a separate agreement dated on or about the date of this Amendment Agreement between the Borrower and the Lead Arrangers (as defined below), and (ii) as compensation for the funding of the Incremental Term Lender’s 2015 Incremental Term Loan, a fee (which may be in the form of original issue discount) in an amount equal to 0.375% of the Incremental Term Lender’s participation in the Increase which is made on the Incremental Facility Closing Date. Such fees will be in all respects fully earned, due and payable on the Incremental Facility Closing Date, to the extent such Incremental Term Lender funds its 2015 Incremental Term Loan, and non-refundable and non-creditable thereafter and may be netted against 2015 Incremental Term Loans made by such Incremental Term Lender.
(b)    The Borrower shall pay the reasonable fees, disbursements and other charges of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.
Section 7.    Acknowledgement and Affirmation
(a)    Each Loan Party confirms for the benefit of the Secured Parties that the guarantee and indemnities under the Credit Agreement and the Guaranty and Security Agreement, as applicable, given by such Loan Party (the “Guaranty Obligations”) shall remain in full force and effect notwithstanding the occurrence of the Incremental Facility Closing Date or any other additions, amendments, substitution, or supplements of or to the Loan Documents and the imposition of any amended, new or more onerous obligations under the Loan Documents in relation to any Loan Party and that the Guaranty Obligations extend to any new obligations assumed by any Loan Party under the Loan Documents (including without limitation the 2015 Incremental Term Loans and the Credit Agreement as amended by this Amendment Agreement), subject to the limitations set out in any Guaranty.
(b)    Each Loan Party confirms for the benefit of the Administrative Agent, the Collateral Agent and the Secured Parties that:
(i)    any Lien in respect of the obligations of any of the Loan Parties under the Loan Documents (or any of them) which has been created by such Loan Party in favor of the Collateral Agent or the Secured Parties, as the case may be, pursuant to the Guaranty and Security Agreement and each other document to which such Loan Party is a party that purports to grant a Lien in favor of the Collateral Agent or the Secured Parties (together with the Guaranty and Security Agreement, the “Collateral Documents”) shall remain and continue in full force and effect in accordance with its terms notwithstanding the occurrence of the Incremental Facility Closing Date and shall extend to any new obligations assumed by any Loan Party under the 2015 Incremental Term Loans, the Credit Agreement as amended by this Amendment Agreement and this Amendment Agreement (including, for the avoidance of doubt, any guaranty), subject to the limitations set out in those Collateral Documents or any other Loan Document;
(ii)    the obligations of the Loan Parties arising under the 2015 Incremental Term Loans, the Credit Agreement as amended by this Amendment Agreement and this Amendment Agreement (including, for the avoidance of doubt, any guaranty) are included in the Obligations subject to any limitations set out in any Loan Document;
(iii)    it undertakes with respect to paragraph (a) above and this paragraph (b), to do all such acts or execute all such documents the Collateral Agent may reasonably require in order to ensure that the existing Liens under the Collateral Documents continues to be in full force and effect and extends to any new Obligations assumed by any Loan Party under the 2015 Incremental Term Loans, the Credit Agreement, as amended by this Amendment Agreement, and this Amendment Agreement (including, for the avoidance of doubt, any guaranty); and
(iv)    all references to the “Credit Agreement”, “Loan Documents”, “Loan” or its equivalent in the existing Collateral Documents or in any guaranty is a reference to the Credit Agreement as amended by this Amendment Agreement to inter alia include the 2015 Incremental Term Loans.
(c)    No part of this Amendment Agreement is intended to or will create a registrable Lien.
Section 8.    Counterparts. This Amendment Agreement may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment Agreement shall become effective when it has been executed by the Administrative Agent and when the Administrative Agent has received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment Agreement by telecopier, .pdf or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.
Section 9.    Applicable Law. THIS AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN THE LOAN DOCUMENTS, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT RESPECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK).
Section 10.    Headings Descriptive. The headings of the several Sections and subsections of this Amendment Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment Agreement.
Section 11.    Effect of Amendment Agreement. Except as expressly set forth herein, this Amendment Agreement shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. As of the Incremental Facility Closing Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment Agreement and the Credit Agreement shall be read together and construed as a single instrument. This Amendment Agreement shall constitute a Loan Document. The parties hereto hereby consent to the Increase upon the terms set forth herein. Upon the effectiveness of this Amendment Agreement, all conditions and requirements set forth in the Credit Agreement or the other Loan Documents relating to the Increase shall be deemed satisfied and the Increase shall be deemed arranged and consummated in accordance with the terms of the Credit Agreement and the other Loan Documents.
Section 12.    Roles.  It is agreed that each of RBC Capital Markets, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Jefferies Finance LLC will act as joint lead arrangers and joint bookrunners for the 2015 Incremental Term Loans (collectively, the “Lead Arrangers”).
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed as of the date first above written.

TOWNSQUARE MEDIA, INC.,
as the Borrower

By:	/s/ Stuart Rosenstein
Name: Stuart Rosenstein
Title: Executive Vice President,
                             Chief Financial Officer and Secretary

[Signature Page to Incremental Amendment Agreement No. 1]

BRYTON ACQUISITION COMPANY, LLC
GAP BROADCASTING BURLINGTON LICENSE, LLC
GAP BROADCASTING BURLINGTON, LLC
GAP BROADCASTING MIDLAND-ODESSA LICENSE, LLC
GAP BROADCASTING MIDLAND-ODESSA, LLC
LYLA ACQUISITION COMPANY, LLC
LYLA INTERMEDIATE HOLDING, LLC
MILLENNIUM ATLANTIC CITY II HOLDCO, LLC
REGENT LICENSEE OF CHICO, INC.
REGENT LICENSEE OF ERIE, INC.
REGENT LICENSEE OF FLAGSTAFF, INC.
REGENT LICENSEE OF KINGMAN, INC.
REGENT LICENSEE OF LAKE TAHOE, INC.
REGENT LICENSEE OF LEXINGTON, INC.
REGENT LICENSEE OF PALMDALE, INC.
REGENT LICENSEE OF REDDING, INC.
REGENT LICENSEE OF SAN DIEGO, INC.
REGENT LICENSEE OF SOUTH CAROLINA, INC.
REGENT LICENSEE OF WATERTOWN, INC.
SPECIAL EVENTS MANAGEMENT, LLC
TOWNSQUARE ACTIVE EVENTS, LLC
TOWNSQUARE BEVERAGE, LLC
TOWNSQUARE COMMERCE, LLC
TOWNSQUARE EXPERIENTIAL, LLC
TOWNSQUARE EXPOS, LLC
TOWNSQUARE INTERACTIVE, LLC
TOWNSQUARE LIFESTYLE EVENTS, LLC
TOWNSQUARE LIVE EVENTS COLORADO, LLC
TOWNSQUARE LIVE EVENTS INTERNATIONAL, LLC
TOWNSQUARE LIVE EVENTS MINNESOTA, LLC
TOWNSQUARE LIVE EVENTS MONTANA, LLC
TOWNSQUARE LIVE EVENTS TEXAS, LLC
TOWNSQUARE LIVE EVENTS WISCONSIN, LLC
TOWNSQUARE LIVE EVENTS, LLC
TOWNSQUARE LIVE PRODUCTIONS, LLC
TOWNSQUARE MANAGEMENT COMPANY, LLC
TOWNSQUARE MEDIA 2010, INC.
TOWNSQUARE MEDIA ABILENE LICENSE, LLC
TOWNSQUARE MEDIA ABILENE, LLC
TOWNSQUARE MEDIA ACQUISITION III, LLC
TOWNSQUARE MEDIA ACQUISITION IV, LLC

[Signature Page to Incremental Amendment Agreement No. 1]

TOWNSQUARE MEDIA AMARILLO LICENSE, LLC
TOWNSQUARE MEDIA AMARILLO, LLC
TOWNSQUARE MEDIA ATLANTIC CITY II LICENSE, LLC
TOWNSQUARE MEDIA ATLANTIC CITY II, LLC
TOWNSQUARE MEDIA ATLANTIC CITY III HOLDCO, LLC
TOWNSQUARE MEDIA ATLANTIC CITY III LICENSE, LLC
TOWNSQUARE MEDIA ATLANTIC CITY III, LLC
TOWNSQUARE MEDIA ATLANTIC CITY LICENSE, LLC
TOWNSQUARE MEDIA ATLANTIC CITY, LLC
TOWNSQUARE MEDIA AUGUSTA WATERVILLE LICENSE, LLC
TOWNSQUARE MEDIA AUGUSTA WATERVILLE, LLC
TOWNSQUARE MEDIA BANGOR LICENSE, LLC
TOWNSQUARE MEDIA BANGOR, LLC
TOWNSQUARE MEDIA BATTLE CREEK LICENSE LLC
TOWNSQUARE MEDIA BATTLE CREEK LLC
TOWNSQUARE MEDIA BILLINGS LICENSE, LLC
TOWNSQUARE MEDIA BILLINGS, LLC
TOWNSQUARE MEDIA BINGHAMPTON LICENSE, LLC
TOWNSQUARE MEDIA BINGHAMPTON, LLC
TOWNSQUARE MEDIA BISMARCK LICENSE, LLC
TOWNSQUARE MEDIA BISMARCK, LLC
TOWNSQUARE MEDIA BOISE LICENSE, LLC
TOWNSQUARE MEDIA BOISE, LLC
TOWNSQUARE MEDIA BOZEMAN LICENSE, LLC
TOWNSQUARE MEDIA BOZEMAN, LLC
TOWNSQUARE MEDIA BROADCASTING, LLC
TOWNSQUARE MEDIA CASPER LICENSE, LLC
TOWNSQUARE MEDIA CASPER, LLC
TOWNSQUARE MEDIA CEDAR RAPIDS LICENSE LLC
TOWNSQUARE MEDIA CEDAR RAPIDS LLC
TOWNSQUARE MEDIA CHEYENNE LICENSE, LLC
TOWNSQUARE MEDIA CHEYENNE, LLC
TOWNSQUARE MEDIA DANBURY LICENSE LLC

[Signature Page to Incremental Amendment Agreement No. 1]

TOWNSQUARE MEDIA DANBURY LLC
TOWNSQUARE MEDIA DUBUQUE LICENSE, LLC
TOWNSQUARE MEDIA DUBUQUE, LLC
TOWNSQUARE MEDIA DULUTH LICENSE, LLC
TOWNSQUARE MEDIA DULUTH, LLC
TOWNSQUARE MEDIA FARIBAULT LICENSE LLC
TOWNSQUARE MEDIA FARIBAULT LLC
TOWNSQUARE MEDIA GRAND JUNCTION LICENSE, LLC
TOWNSQUARE MEDIA GRAND JUNCTION, LLC
TOWNSQUARE MEDIA KALAMAZOO LICENSE LLC
TOWNSQUARE MEDIA KALAMAZOO LLC
TOWNSQUARE MEDIA KILLEEN-TEMPLE LICENSE, LLC
TOWNSQUARE MEDIA LAKE CHARLES LICENSE, LLC
TOWNSQUARE MEDIA LAKE CHARLES, LLC
TOWNSQUARE MEDIA LANSING LICENSE LLC
TOWNSQUARE MEDIA LANSING LLC
TOWNSQUARE MEDIA LARAMIE LICENSE, LLC
TOWNSQUARE MEDIA LARAMIE, LLC
TOWNSQUARE MEDIA LAWTON LICENSE, LLC
TOWNSQUARE MEDIA LAWTON, LLC
TOWNSQUARE MEDIA LICENSEE OF ALBANY AND LAFAYETTE, INC.
TOWNSQUARE MEDIA LICENSEE OF PEORIA, INC.
TOWNSQUARE MEDIA LICENSEE OF ST. CLOUD, INC.
TOWNSQUARE MEDIA LICENSEE OF UTICA/ROME, INC.
TOWNSQUARE MEDIA LUBBOCK LICENSE, LLC
TOWNSQUARE MEDIA LUBBOCK, LLC
TOWNSQUARE MEDIA LUFKIN LICENSE, LLC
TOWNSQUARE MEDIA LUFKIN, LLC
TOWNSQUARE MEDIA MISSOULA LICENSE, LLC
TOWNSQUARE MEDIA MISSOULA, LLC
TOWNSQUARE MEDIA MONMOUTH-OCEAN LICENSE, LLC
TOWNSQUARE MEDIA MONMOUTH-OCEAN,
LLC

[Signature Page to Incremental Amendment Agreement No. 1]

TOWNSQUARE MEDIA NEW BEDFORD LICENSE, LLC
TOWNSQUARE MEDIA NEW BEDFORD, LLC
TOWNSQUARE MEDIA ODESSA-MIDLAND II LICENSE, LLC
TOWNSQUARE MEDIA ODESSA-MIDLAND II,
LLC
TOWNSQUARE MEDIA ODESSA-MIDLAND LICENSE, LLC
TOWNSQUARE MEDIA ODESSA-MIDLAND, LLC
TOWNSQUARE MEDIA OF ALBANY AND LAFAYETTE, INC.
TOWNSQUARE MEDIA OF ALBANY, INC.
TOWNSQUARE MEDIA OF BUFFALO, INC.
TOWNSQUARE MEDIA OF EL PASO, INC.
TOWNSQUARE MEDIA OF EVANSVILLE/OWENSBORO, INC.
TOWNSQUARE MEDIA OF FLINT, INC.
TOWNSQUARE MEDIA OF FT. COLLINS AND GRAND RAPIDS, LLC
TOWNSQUARE MEDIA OF FT. COLLINS, INC.
TOWNSQUARE MEDIA OF GRAND RAPIDS, INC.
TOWNSQUARE MEDIA OF KILLEEN-TEMPLE, INC.
TOWNSQUARE MEDIA OF LAFAYETTE, LLC
TOWNSQUARE MEDIA OF MIDWEST, LLC
TOWNSQUARE MEDIA OF PRESQUE ISLE, INC.
TOWNSQUARE MEDIA OF ST. CLOUD, INC.
TOWNSQUARE MEDIA OF UTICA/ROME, INC.
TOWNSQUARE MEDIA ONEONTA LICENSE, LLC
TOWNSQUARE MEDIA ONEONTA, LLC
TOWNSQUARE MEDIA POCATELLO LICENSE, LLC
TOWNSQUARE MEDIA POCATELLO, LLC
TOWNSQUARE MEDIA PORTLAND LICENSE LLC
TOWNSQUARE MEDIA PORTLAND LLC
TOWNSQUARE MEDIA PORTSMOUTH LICENSE LLC
TOWNSQUARE MEDIA PORTSMOUTH LLC
TOWNSQUARE MEDIA POUGHKEEPSIE LICENSE, LLC
TOWNSQUARE MEDIA POUGHKEEPSIE, LLC
TOWNSQUARE MEDIA PRESQUE ISLE LICENSE, LLC

[Signature Page to Incremental Amendment Agreement No. 1]

TOWNSQUARE MEDIA QUAD CITIES LICENSE LLC
TOWNSQUARE MEDIA QUAD CITIES LLC
TOWNSQUARE MEDIA QUINCY-HANNIBAL LICENSE, LLC
TOWNSQUARE MEDIA QUINCY-HANNIBAL, LLC
TOWNSQUARE MEDIA ROCHESTER LICENSE LLC
TOWNSQUARE MEDIA ROCHESTER LLC
TOWNSQUARE MEDIA ROCKFORD LICENSE LLC
TOWNSQUARE MEDIA ROCKFORD LLC
TOWNSQUARE MEDIA SAN ANGELO LICENSE, LLC
TOWNSQUARE MEDIA SAN ANGELO, LLC
TOWNSQUARE MEDIA SEDALIA LICENSE, LLC
TOWNSQUARE MEDIA SEDALIA, LLC
TOWNSQUARE MEDIA SHELBY LICENSE, LLC
TOWNSQUARE MEDIA SHELBY, LLC
TOWNSQUARE MEDIA SHREVEPORT LICENSE, LLC
TOWNSQUARE MEDIA SHREVEPORT, LLC
TOWNSQUARE MEDIA SIOUX FALLS LICENSE, LLC
TOWNSQUARE MEDIA SIOUX FALLS, LLC
TOWNSQUARE MEDIA TEXARKANA LICENSE,
LLC
TOWNSQUARE MEDIA TEXARKANA, LLC
TOWNSQUARE MEDIA TRENTON LICENSE, LLC
TOWNSQUARE MEDIA TRENTON, LLC
TOWNSQUARE MEDIA TRI-CITIES LICENSE, LLC
TOWNSQUARE MEDIA TRI-CITIES, LLC
TOWNSQUARE MEDIA TUSCALOOSA LICENSE, LLC
TOWNSQUARE MEDIA TUSCALOOSA, LLC
TOWNSQUARE MEDIA TWIN FALLS LICENSE, LLC
TOWNSQUARE MEDIA TWIN FALLS, LLC
TOWNSQUARE MEDIA TYLER LICENSE, LLC
TOWNSQUARE MEDIA TYLER, LLC
TOWNSQUARE MEDIA VICTORIA LICENSE, LLC
TOWNSQUARE MEDIA VICTORIA, LLC
TOWNSQUARE MEDIA WATERLOO LICENSE LLC
TOWNSQUARE MEDIA WATERLOO LLC

[Signature Page to Incremental Amendment Agreement No. 1]

TOWNSQUARE MEDIA WEST CENTRAL HOLDINGS, LLC
TOWNSQUARE MEDIA WEST CENTRAL INTERMEDIATE HOLDINGS, LLC
TOWNSQUARE MEDIA WEST CENTRAL RADIO BROADCASTING, LLC
TOWNSQUARE MEDIA WICHITA FALLS LICENSE, LLC
TOWNSQUARE MEDIA WICHITA FALLS, LLC
TOWNSQUARE MEDIA YAKIMA LICENSE, LLC
TOWNSQUARE MEDIA YAKIMA, LLC
TOWNSQUARE MMN, LLC
TOWNSQUARE NEW JERSEY HOLDCO, LLC
TOWNSQUARE NEXT, LLC
TOWNSQUARE RADIO HOLDINGS, LLC
TOWNSQUARE RADIO, INC.
TOWNSQUARE RADIO, LLC
ZADER ACQUISITION COMPANY LLC,
each as a Loan Party

By:	/s/ Stuart Rosenstein
Name: Stuart Rosenstein
Title: Executive Vice President,
                             Chief Financial Officer and Secretary

[Signature Page to Incremental Amendment Agreement No. 1]

ROYAL BANK OF CANADA,
as Administrative Agent

By:	/s/ Susan Kokher Name: Susan Kokher Title: Manager, Agency

[Signature Page to Incremental Amendment Agreement No. 1]

ROYAL BANK OF CANADA
as Incremental Term Lender

By:	/s/ Alfonse Simone Name: Alfonse Simone Title: Authorized Signatory

[Signature Page to Incremental Amendment Agreement No. 1]